UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22812

Ares Multi-Strategy Credit Fund, Inc.
(Exact name of registrant as specified in charter)

2000 Avenue of the Stars 12th Floor Los Angeles, California		90067
(Address of principal executive offices)		(Zip code)

Michael D. Weiner Daniel J. Hall 2000 Avenue of the Stars 12th Floor Los Angeles, California 90067
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(310) 201-4200

Date of fiscal year end:	October 31, 2015

Date of reporting period:	July 31, 2015

ITEM 1.   SCHEDULE OF INVESTMENTS.

Ares Multi-Strategy Credit Fund, Inc.

Schedule of Investments

July 31, 2015 (Unaudited)

	Principal Amount	Value (a)
Floating Rate Term Loans 45.1% (b)
Aerospace & Defense 1.7%
Doncasters U.S., LLC, Term Loan 2nd Lien, 9.50%, 10/09/2020	$728,664	$728,212
TASC, Inc., 1st Lien Term Loan, 7.00%, 05/22/2020	423,741	425,152
TASC, Inc., Term Loan, 7.00%, 05/22/2020	727,942	730,366
		1,883,730
Automobile 1.2%
Navistar, Inc., Tranche B Term Loan, 6.75%, 08/17/2017	1,330,914	1,327,028

Banking, Finance & Insurance 1.6%
Asurion, LLC, 2nd Lien Term Loan, 8.50%, 03/03/2021	1,750,000	1,758,750

Beverage, Food & Tobacco 1.3%
Charger OpCo B.V., EUR Term Loan B-2, (Netherlands), 4.25%, 07/23/2021	€750,000	824,732
Charger OpCo B.V., USD Term Loan B-2, (Netherlands), 4.25%, 07/23/2021	$600,000	594,000
		1,418,732
Broadcasting & Entertainment 1.2%
Clear Channel Communications, Inc., Tranche D Term Loan, 6.94%, 01/30/2019	500,000	458,815
Clear Channel Communications, Inc., Tranche E Term Loan, 7.69%, 07/30/2019	1,000,000	926,960
		1,385,775
Buildings & Real Estate 1.8%
Jeld-Wen, Inc., Term B-1 Loan, 5.00%, 07/01/2022	2,000,000	2,007,500

Cable & Satellite TV 0.9%
Altice Financing S.A., Term Loan, (Luxembourg), 5.50%, 07/02/2019	994,950	1,008,630

Chemicals, Plastics & Rubber 3.3%
Colouroz Investment 2, LLC, Initial Term B-2 Loan 2nd Lien, 8.25%, 09/05/2022	937,500	930,468
Flint Group GmbH, Initial Euro Term Loan 2nd Lien, (Denmark), 8.25%, 09/07/2021	€348,580	379,173
HII Holding Corporation, Term Loan 2nd Lien, 9.75%, 12/21/2020	$1,250,000	1,243,750
Ineos Finance PLC, 2022 EUR Term Loan, (Great Britain), 4.25%, 03/31/2022	€1,072,312	1,173,643
		3,727,034
Consumer Products 1.0%
True Religion Apparel, Inc., Initial Term Loan, 5.88%, 07/30/2019	$1,447,500	913,373
True Religion Apparel, Inc., Initial Term Loan 2nd Lien, 11.00%, 01/30/2020	500,000	225,000
		1,138,373
Diversified & Conglomerate Manufacturing 2.3%
CommScope, Inc., Incremental Term Loan B, 3.75%, 05/21/2022	650,000	650,812
Travelport Finance Sarl, Initial Term Loans, (Luxembourg), 5.75%, 09/02/2021	1,985,731	1,990,139
		2,640,951
Diversified & Conglomerate Services 2.4%
Language Line, LLC, Initial Term Loan 1st Lien, 6.50%, 07/07/2021	1,500,000	1,498,590
Syncreon Global Finance (US), Inc., Term Loan, 5.25%, 10/28/2020	1,477,500	1,266,956
		2,765,546
Electronics 1.1%
Smart Technologies ULC, Term B Loan, (Canada), 10.50%, 01/31/2018	1,303,125	1,296,609

Grocery 2.8%
Albertson’s, LLC, Term Loan B-4, 5.50%, 08/25/2021	997,500	1,000,163
GOBP Holdings, Inc., 1st Lien Term Loan, 4.75%, 10/21/2021	1,279,286	1,279,260
GOBP Holdings, Inc., 2nd Lien Term Loan, 9.25%, 10/21/2022	946,000	940,088
		3,219,511

	Principal Amount	Value (a)
Floating Rate Term Loans (b) (continued)
Healthcare, Education & Childcare 1.2%
Nord Anglia Education Finance, LLC, Initial Term Loan, L+ 4.00%, 03/31/2021 (c)	$1,333,000	$1,337,172

Manufacturing 0.9%
Alliance Laundry Systems, LLC, Initial Term Loan 2nd Lien, 9.50%, 12/10/2019	1,000,000	1,000,000

Mining, Steel, Non-Precious Metals 0.7%
Murray Energy Corporation, Term Loan B-2, 7.50%, 04/16/2020	1,000,000	828,440

Oil & Gas 3.2%
Energy & Exploration Partners, LLC, Initial Loan, 7.75%, 01/22/2019	1,496,222	1,241,864
Energy Transfer Equity, L.P., Term Loan C, 4.00%, 12/02/2019	1,000,000	999,440
Templar Energy, LLC, Incremental Term Loans 2nd Lien, 8.50%, 11/25/2020	2,302,982	1,428,678
		3,669,982
Personal Transportation 0.8%
Air Medical Group Holdings, Inc., Initial Term Loan, 4.50%, 04/28/2022	940,000	932,480

Personal, Food & Miscellaneous Services 1.1%
Weight Watchers International, Inc., Initial Tranche B-2 Term Loan, 4.00%, 04/02/2020	2,456,030	1,278,806

Pipeline 0.5%
Targa Resources Corporation, Term Loan, 5.75%, 02/25/2022	558,140	562,677

Printing & Publishing 3.7%
Dex Media East, LLC, Term Loan (2016), 6.00%, 12/30/2016	1,830,620	1,143,222
F&W Media, Inc., Initial Term Loan, 7.75%, 06/30/2019	945,399	931,218
Houghton Mifflin Harcourt Publishing Company, Term Loan, 4.00%, 05/28/2021	1,250,000	1,246,875
Lee Enterprises, Inc., Term Loan, 7.25%, 03/31/2019	803,192	805,200
		4,126,515
Retail Stores 3.7%
Dollar Tree, Inc., Term Loan B-1, 3.50%, 07/06/2022	699,810	701,126
Pilot Travel Centers, LLC, Initial Tranche Loan Term B, 4.25%, 10/01/2021	1,250,000	1,262,500
Rite Aid Corporation, 2nd Priority Tranche 1 Term Loans, 5.75%, 08/21/2020	2,170,000	2,188,987
		4,152,613
Service & Equipment 0.7%
Ship Luxco 3 Sarl, Facility B1A-II, (Luxembourg), 6.00%, 11/29/2019	£500,000	781,524

Technology 3.5%
Allflex Holdings III, Inc., (U.S.), Initial Term Loan 2nd Lien, 8.00%, 07/19/2021	$1,500,000	1,506,570
Aricent Technologies, Initial Term Loan, (Cayman Islands), 5.50%, 04/14/2021	835,782	839,610
Ship Midco, Ltd., Facility C1 (GBP), (Great Britain), 5.75%, 11/29/2019	£1,000,000	1,562,641
		3,908,821
Utilities 2.5%
Alinta Energy Finance Pty, Ltd., Delayed Draw Term Loan, (Australia), 6.38%, 08/13/2018	$173,702	174,049
Alinta Energy Finance Pty, Ltd., Term B Loan, (Australia), 6.38%, 08/13/2019	2,616,058	2,621,290
		2,795,339
Total Floating Rate Term Loans (Cost: $54,966,846)		50,952,538

Corporate Bonds 56.9%
Aerospace & Defense 0.7%
Bombardier, Inc., 144A, (Canada), 7.50%, 03/15/2025	1,000,000	827,500

Automobile 0.8%
Navistar International Corporation, 8.25%, 11/01/2021	980,000	925,502

Beverage, Food & Tobacco 1.9%
Premier Foods Finance PLC, 144A, (Great Britain), 5.57%, 03/16/2020 (d)	£1,485,000	2,169,751

	Principal Amount	Value (a)
Corporate Bonds (continued)
Broadcasting & Entertainment 5.1%
AMC Networks, Inc., 7.75%, 07/15/2021	$1,000,000	$1,080,000
Cumulus Media Holdings, Inc., 7.75%, 05/01/2019	1,000,000	876,250
iHeartCommunications, Inc., 144A, 10.63%, 03/15/2023	600,000	562,500
Sinclair Television Group, Inc., 144A, 5.63%, 08/01/2024	1,025,000	1,008,344
Sirius XM Radio, Inc., 144A, 5.38%, 04/15/2025	700,000	698,250
Tribune Media Co, 144A, 5.88%, 07/15/2022	1,525,000	1,574,562
		5,799,906
Buildings & Real Estate 3.5%
BMBG Bond Finance S.C.A., 144A, (Luxembourg), 4.98%, 10/15/2020 (d)	€1,250,000	1,377,981
Headwaters, Inc., 7.25%, 01/15/2019	$1,416,000	1,465,560
Interline Brands, Inc., 10.00%, 11/15/2018 (e)	1,025,000	1,080,862
		3,924,403
Cable & Satellite TV 5.1%
Altice Financing S.A., 144A, (Luxembourg), 6.63%, 02/15/2023	1,000,000	1,030,000
Altice Finco S.A., 144A, (Luxembourg), 7.63%, 02/15/2025	300,000	305,250
Altice Finco S.A., 144A, (Luxembourg), 9.88%, 12/15/2020	500,000	555,000
Altice US Finance I Corporation, 144A, 5.38%, 07/15/2023	1,000,000	1,005,000
Virgin Media Secured Finance PLC, 144A, (Great Britain), 5.25%, 01/15/2026	1,560,000	1,505,400
WideOpenWest Finance, LLC, 10.25%, 07/15/2019	1,250,000	1,323,688
		5,724,338
Consumer Products 2.5%
Elizabeth Arden, Inc., 7.38%, 03/15/2021	1,000,000	720,000
NBTY, Inc., 9.00%, 10/01/2018	2,000,000	2,060,000
		2,780,000
Diversified & Conglomerate Services 1.7%
Abengoa Finance SAU, 144A, (Spain), 8.88%, 11/01/2017	1,000,000	955,000
Affinion Investments, LLC, 13.50%, 08/15/2018	1,275,000	576,938
Syncreon Group B.V., 144A, (Netherlands), 8.63%, 11/01/2021	500,000	375,000
		1,906,938
Electronics 2.7%
NeuStar, Inc., 4.50%, 01/15/2023	1,500,000	1,275,000
Syniverse Holdings, Inc., 9.13%, 01/15/2019	2,000,000	1,755,000
		3,030,000
Healthcare, Education & Childcare 2.3%
ConvaTec Finance International S.A., 144A, (Luxembourg), 8.25%, 01/15/2019 (e)	1,025,000	1,012,188
Jaguar Holding Company I, 144A, 9.38%, 10/15/2017 (e)	1,500,000	1,531,875
		2,544,063
Hotels, Motels, Inns & Gaming 12.0%
Gala Electric Casinos, PLC, 144A, (Great Britain), 11.50%, 06/01/2019	£1,250,000	2,084,117
Gala Group Finance, PLC, 144A, (Great Britain), 8.88%, 09/01/2018	495,900	813,196
Graton Economic Development Authority, 144A, 9.63%, 09/01/2019	$950,000	1,022,437
Marina District Finance Company, Inc., 9.88%, 08/15/2018	2,000,000	2,053,960
Mohegan Tribal Gaming Authority, 144A, 11.00%, 09/15/2018	2,000,000	2,005,000
Peninsula Gaming, LLC, 144A, 8.38%, 02/15/2018	2,000,000	2,085,000
Pinnacle Entertainment, Inc., 8.75%, 05/15/2020	1,250,000	1,315,625
SNAI S.p.A., 144A, (Italy), 7.63%, 06/15/2018	€1,118,000	1,270,789
SNAI S.p.A., 144A, (Italy), 12.00%, 12/15/2018	750,000	872,036
		13,522,160

	Principal Amount	Value (a)
Corporate Bonds (continued)
Leisure, Amusement & Entertainment 0.9%
LTF Merger Sub, Inc., 144A, 8.50%, 06/15/2023	$1,068,000	$1,027,950

Mining, Steel, Non-Precious Metals 0.3%
Peabody Energy Corporation, 6.50%, 09/15/2020	1,250,000	368,750

Oil & Gas 3.7%
California Resources Corporation, 6.00%, 11/15/2024 (f)	745,000	591,033
Ferrellgas Partners, L.P., 8.63%, 06/15/2020	1,687,000	1,746,045
Halcon Resources Corporation, 8.88%, 05/15/2021	1,000,000	520,000
Halcon Resources Corporation, 9.25%, 02/15/2022	1,000,000	500,000
Halcon Resources Corporation, 9.75%, 07/15/2020	217,000	117,180
Halcon Resources Corporation, 144A, 8.63%, 02/01/2020	235,000	224,425
Midstates Petroleum Company, Inc., 10.75%, 10/01/2020	1,500,000	525,000
		4,223,683
Packaging 3.2%
Albea Beauty Holdings S.A., 144A, (Luxembourg), 8.38%, 11/01/2019	1,634,000	1,736,125
GCL Holdings S.C.A., 144A, (Italy), 9.38%, 04/15/2018	€1,500,000	1,719,391
Guala Closures S.p.A., 144A, (Italy), 5.37%, 11/15/2019 (d)	150,000	164,535
		3,620,051
Personal Transportation 0.8%
Air Medical Merger Sub Corporation, 144A, 6.38%, 05/15/2023	$1,000,000	935,000

Pipeline 1.4%
Gibson Energy, Inc., 144A, (Canada), 6.75%, 07/15/2021	1,500,000	1,526,250

Retail Stores 0.3%
Rite Aid Corporation, 144A, 6.13%, 04/01/2023	340,000	353,175

Service & Equipment 4.1%
First Data Corporation, 144A, 8.75%, 01/15/2022	1,000,000	1,060,000
First Data Corporation, 144A, 8.88%, 08/15/2020	750,000	785,625
TMF Group Holding B.V., 144A, (Netherlands), 5.36%, 12/01/2018 (d)	€875,000	967,466
TMF Group Holding B.V., 144A, (Netherlands), 9.88%, 12/01/2019	1,500,000	1,768,751
		4,581,842
Telecommunications 2.5%
CenturyLink, Inc., 144A, 5.63%, 04/01/2025	$1,000,000	913,750
Cincinnati Bell, Inc., 8.38%, 10/15/2020	475,000	498,156
Sprint Communications, Inc., 144A, 7.00%, 03/01/2020	150,000	159,750
Sprint Corporation, 7.88%, 09/15/2023	1,311,000	1,256,922
		2,828,578
Utilities 1.4%
NRG Energy, Inc., 8.25%, 09/01/2020	1,500,000	1,562,250
Total Corporate Bonds (Cost: $72,443,196)		64,182,090

Collateralized Loan Obligations/Collateralized Debt Obligations 39.7%
AMMC CLO XIII, Ltd., 144A, (Cayman Islands), 5.09%, 01/26/2026 (d)	2,000,000	1,797,638
AMMC CLO XIV, Ltd., 144A, (Cayman Islands), 5.08%, 07/27/2026 (d)	1,500,000	1,351,747
Apidos CLO XVI, 144A, (Cayman Islands), 4.67%, 01/19/2025 (d)	2,000,000	1,775,502
Atlas Senior Loan Fund III, Ltd., 144A, (Cayman Islands), 08/18/2025	1,500,000	1,269,712
Atlas Senior Loan Fund IV, Ltd., 144A, (Cayman Islands), 3.72%, 02/17/2026 (d)	1,000,000	962,159
Atlas Senior Loan Fund IV, Ltd., 144A, (Cayman Islands), 4.97%, 02/17/2026 (d)	2,000,000	1,815,472
Atlas Senior Loan Fund VI, Ltd., 144A, (Cayman Islands), 5.48%, 10/15/2026 (d)	1,000,000	909,133
Atrium CLO VII, 144A, (Cayman Islands), 11/16/2022	1,600,000	1,409,525

	Principal Amount	Value (a)
Collateralized Loan Obligations/Collateralized Debt Obligations (continued)
Babson CLO, Inc., 2007-I, 144A, (Cayman Islands), 01/18/2021	$1,000,000	$593,632
Babson CLO, Ltd., 2013-II, 144A, (Cayman Islands), 4.79%, 01/18/2025 (d)	2,000,000	1,781,850
Canyon Capital CLO 2015-1, Ltd., 144A, (Cayman Islands), 5.72%, 04/15/2027 (d)	1,500,000	1,352,133
Cent CLO XVIII, Ltd., 144A, (Cayman Islands), 4.89%, 07/23/2025 (d)	3,000,000	2,708,598
Clear Creek CLO, Ltd., 144A, (Cayman Islands), 6.02%, 04/20/2027 (d)	1,000,000	928,940
Denali Capital CLO XI, Ltd., 144A, (Cayman Islands), 5.89%, 04/20/2027 (d)	1,000,000	886,762
Dorchester Park CLO, Ltd., 144A, (Cayman Islands), 5.44%, 01/20/2027 (d)	625,000	572,875
Dryden 37 Senior Loan Fund, 144A, (Cayman Islands), 5.69%, 04/15/2027 (d)	1,250,000	1,164,157
Dryden XXV Senior Loan Fund, 144A, (Cayman Islands), 01/15/2025	250,000	152,041
Emerson Park CLO, Ltd. 2013-1, 144A, (Cayman Islands), 07/15/2025	450,000	330,408
Flatiron CLO 2013-1, Ltd., 144A, (Cayman Islands), 5.07%, 01/17/2026 (d)	1,750,000	1,586,482
Galaxy CLO 2015-19 Ltd., 144A, (Cayman Islands), 5.36%, 01/24/2027 (d)	800,000	727,637
Goldentree Loan Opportunities VI Ltd., 144A, (Cayman Islands), 04/17/2022 (f)	1,500,000	1,088,489
Goldentree Loan Opportunities XI, Ltd., 144A, (Cayman Islands), 5.86%, 04/18/2027 (d)	1,000,000	940,717
Halcyon Loan Advisors Funding 2015-1, Ltd., 144A, (Cayman Islands), 5.82%, 04/20/2027 (d)	750,000	685,253
ING IM CLO 2012-1, Ltd., 144A, (Cayman Islands), 5.49%, 03/14/2022 (d)	2,000,000	1,966,716
Jamestown CLO IV, Ltd., 144A, (Cayman Islands), 5.17%, 07/15/2026 (d)	2,000,000	1,789,962
Jamestown CLO XI, Ltd., 144A, (Cayman Islands), 5.01%, 02/20/2027 (d)	900,000	788,980
LCM XII, L.P., 144A, (Cayman Islands), 10/19/2022	1,000,000	748,167
LCM XIII, L.P., 144A, (Cayman Islands), 01/19/2023	1,775,000	1,156,707
Madison Park Funding IV, Ltd., 144A, (Cayman Islands), 03/22/2021	700,000	1,026,841
Mountain Hawk III CLO, Ltd., 144A, (Cayman Islands), 5.14%, 04/18/2025 (d)	2,000,000	1,700,388
Nautique Funding, Ltd., 144A, (Cayman Islands), 04/15/2020	1,300,000	668,825
Northwoods Capital X, Ltd., 144A, (Cayman Islands), 4.88%, 11/04/2025 (d)	2,000,000	1,696,824
Octagon Investment Partners XVIII, Ltd., 144A, (Cayman Islands), 5.53%, 12/16/2024 (d)	2,000,000	1,842,648
OHA Credit Partners VI, Ltd., 144A, (Cayman Islands), 4.57%, 05/15/2023 (d)	750,000	680,957
OZLM Funding V, Ltd., 144A, (Cayman Islands), 5.04%, 01/17/2026 (d)	2,000,000	1,829,508
Symphony CLO IV, Ltd., 144A, (Cayman Islands), 07/18/2021	500,000	369,452
Venture XIII CLO, Ltd., 144A, (Cayman Islands), 5.57%, 06/10/2025 (d)	1,500,000	1,427,904
West CLO 2013-1, Ltd., 144A, (Cayman Islands), 11/07/2025	500,000	311,167
Total Collateralized Loan Obligations/Collateralized Debt Obligations (Cost: $45,381,039)		44,795,908
Total Investments - 141.7% (Cost: $172,791,081)		$159,930,536
Liabilities in Excess of Other Assets - (41.7%)		(47,097,814)
Net Assets - 100.0%		$112,832,722

Footnotes:

(a)	Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises unless otherwise noted.
(b)	Interest rates on floating rate term loans adjust periodically based upon a predetermined schedule. Stated interest rates in this schedule represents the “all-in” rate as of July 31, 2015.
(c)

This position or a portion of this position represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

(d)	Variable rate coupon, rate shown as of July 31, 2015.
(e)	Pay-In-Kind security (PIK), which may pay interest/dividends in additional par/shares.
(f)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Directors.

As of July 31, 2015, the aggregate cost of securities for Federal income tax purposes was $172,791,081.
Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$816,093
Gross unrealized depreciation	(13,676,638)
Net unrealized depreciation	$(12,860,545)

Abbreviations:
144A	Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
CLO	Collateralized Loan Obligation

Currencies:
€	Euro Currency
£	British Pounds
$	U.S. Dollars

Ares Multi-Strategy Credit Fund, Inc.

Notes to Schedule of Investments

July 31, 2015 (UNAUDITED)

(1) Organization

Ares Multi-Strategy Credit Fund, Inc. (the “Fund”) is a corporation incorporated under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a closed-end, non-diversified, management investment company, and intends to qualify each year to be treated as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund commenced operations on October 28, 2013. Ares Capital Management II LLC (the “Adviser”) serves as the investment adviser to the Fund. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “ARMF”.

Investment Objective and Policies

ARMF’s investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation.  The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans (“Senior Loans”) made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds (“Corporate Bonds”) that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as collateralized loan obligations (“CLOs”) and other asset backed securities. ARMF’s investments in CLOs include investments in subordinated tranches of CLO securities. The Adviser will dynamically allocate the Fund’s portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund’s portfolio.

(2) Significant Accounting Policies

Accounting Estimates

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and such differences may be material.

Investments Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Revolving loan, bridge loan and delayed draw term loan agreements

For investment purposes, the Fund has entered into certain loan commitments which may include revolving loan, bridge loan, partially unfunded term loan and delayed draw term loan agreements (“Unfunded loan commitments”). Unfunded loan commitments purchased at a discount/premium may include cash received/paid for the amounts representing such discounts/premiums. Unfunded loan commitments are agreements to participate in the lending of up to a specified maximum amount for a specified period.

Interest Income

Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected, and adjusted for accretion of discounts and amortization of premiums. The Fund may have investments that contain payment-in-kind (“PIK”) provisions. The PIK interest, computed at the contractual rate specified, is added to the principal balance and adjusted cost of the investments and recorded as interest income.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for PIK interest and the accretion of discounts and amortization of premiums.

Ares Multi-Strategy Credit Fund, Inc.

Notes to Schedule of Investments (continued)

July 31, 2015 (UNAUDITED)

Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on the trade date. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is earned from settlement date and is recorded on the accrual basis. Realized gains and losses are reported on the specific identification method. Expenses are recorded on the accrual basis as incurred.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain on investments in the Statements of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at year end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Dividends and Distributions

The Fund intends to make regular monthly cash distributions of all or a portion of their net investment income available to common shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of their net investment income after the payment of interest owed with respect to notes or other forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than another.  The Fund will make distributions only if authorized by its Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratios. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Board of Directors may elect to change the Fund’s distribution policy at any time.

Commitments

In the normal course of business, the Fund’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund’s custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Ares Multi-Strategy Credit Fund, Inc.

Notes to Schedule of Investments (continued)

July 31, 2015 (UNAUDITED)

(3) Investments

Fair Value Measurements

The Fund follows the provisions of Fair Value Measurements and Disclosures under U.S. GAAP, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value.  This standard defines fair value and establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value.  Fair Value Measurements and Disclosures defines “fair value” as the amount for which an investment could be sold in an orderly transaction between market participants at the measurement date in the principal or most advantageous market of the investment.  The hierarchal disclosure framework establishes a three-tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•                  Level 1 — unadjusted quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including a single broker quote or the Fund’s own assumptions in determining the fair value of investments)

The fair value of the Fund’s investments are primarily estimated based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs.  The Fund’s custodian obtains prices from independent pricing services based on an authorized pricing matrix as approved by the Fund’s Board of Directors.  The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources.  For any securities, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3.  In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Bank loans and corporate debts: The fair value of bank loans and corporate debt is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3.  The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data.  If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3.  If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models of third-party pricing services as well as internal models.  The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity.  These securities are classified as Level 3.

Ares Multi-Strategy Credit Fund, Inc.

Notes to Schedule of Investments (continued)

July 31, 2015 (UNAUDITED)

The Adviser is responsible for all inputs and assumptions related to the pricing of securities.  The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources.  As part of its internal controls, the Adviser obtains, reviews and tests information to corroborate prices received from third-party pricing sources.  For any securities, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3.  In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.  The main inputs into the Adviser’s valuation model for these Level 3 securities include earnings multiples (based on the historical earnings of the issuer) and discounted cash flows.  The Adviser may also consider original transaction price, recent transactions in the same or similar instruments and completed third-party transactions in comparable instruments as well as other liquidity, credit and market risk factors.  Models will be adjusted as deemed necessary by the Adviser.

The following is a summary of the inputs used as of July 31, 2015, in valuing the Fund’s investments carried at fair value:

	Level 1 - Quoted Prices ($)	Level 2 - Other Significant Observable Inputs ($)	Level 3 - Significant Unobservable Inputs ($)	Total ($)
Floating Rate Term Loans	—	42,623,956	8,328,582	50,952,538
Corporate Bonds	—	64,182,090	—	64,182,090
Collateralized Loan Obligations/Collateralized Debt Obligations	—	—	44,795,908	44,795,908
Total Investments	—	106,806,046	53,124,490	159,930,536

The following is a reconciliation of the Fund’s investments in which significant unobservable inputs (Level 3) were used in determining fair value.

For the period ended July 31, 2015:

	Floating Rate Term Loans ($)	Corporate Bonds ($)	Collateralized Loan Obligations/ Collateralized Debt Obligations ($)	Total ($)
Balance as of 10/31/14	6,240,709	—	30,707,365	36,948,074
Purchases (a)	4,490,000	—	15,210,531	19,700,531
Sales (b)	(1,512,509)	—	(1,798,734)	(3,311,243)
Realized gain/ (loss) and net change in unrealized appreciation/(depreciation)	(421,400)	—	547,791	126,391
Accrued discounts/(premiums)	15,108	—	128,955	144,063
Transfers in to Level 3	1,008,630	—	—	1,008,630
Transfers out of Level 3	(1,491,956)	—	—	(1,491,956)
Balance as of 7/31/15	8,328,582	—	44,795,908	53,124,490
Net change in unrealized appreciation/(depreciation) from Investments held as of 7/31/15	45,690	—	511,046	556,736

Investments were transferred into and out of Level 3 and into and out of Level 2 during the period ended July 31, 2015 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser.

(a)         Purchases include paid-in-kind interest and securities received from restructure.

Ares Multi-Strategy Credit Fund, Inc.

Notes to Schedule of Investments (continued)

July 31, 2015 (UNAUDITED)

(b)         Sales include principal redemptions.

The valuation techniques used by the Adviser to measure fair value as of July 31, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs.  The valuation techniques and significant amounts of unobservable inputs used in the valuation of the Fund’s Level 3 securities are outlined in the table below.

	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range
Assets
Investments in securities
Floating Rate Term Loans	8,328,582	Broker quotes and/or 3rd party pricing services	N/A	N/A

Collateralized Loan Obligation/Collateralized Debt Obligation	44,795,908	Broker quotes and/or 3rd party pricing services	N/A	N/A

Total Level 3 Investments	53,124,490

There were no transfers between Level 1 and 2 during the period. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

(4) Reorganization

On April 2, 2015, the Boards of Directors of Ares Dynamic Credit Allocation Fund, Inc. and Ares Multi-Strategy Credit Fund, Inc. approved a plan of reorganization whereby ARDC would acquire all of the assets and assume all of the liabilities of ARMF in exchange for newly issued shares of ARDC in a reorganization transaction (the “Reorganization”).  At a joint special meeting of stockholders on July 14, 2015, stockholders of ARMF approved the Reorganization and stockholders of ARDC approved the issuance of additional shares of ARDC’s common stock in connection with the Reorganization, along with amendments to ARDC’s fundamental investment restrictions and 80% investment policy.  The Reorganization is expected to close on or about August 31, 2015.

ITEM 2. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at a reasonable level of assurance based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

The following exhibits are attached to this Form N-Q:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3 (a) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
3 (a) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Ares Multi-Strategy Credit Fund, Inc.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
Chief Executive Officer (principal executive officer) of
Ares Multi-Strategy Credit Fund, Inc.

Date: September 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
Chief Executive Officer (principal executive officer) of
Ares Multi-Strategy Credit Fund, Inc.

Date: September 20, 2015

By:	/s/ Daniel F. Nguyen
Daniel F. Nguyen
Chief Financial Officer (principal financial officer) of
Ares Multi-Strategy Credit Fund, Inc.

Date: September 20, 2015